SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 10, 2001
(Date of earliest event reported)

MSDW Structured Asset Corp.
(Sponsor)
(Issuer in Respect of
SATURNS Trust No. 2001-5)
(Exact name of registrant as specified in charter)

Delaware 333-64879 13-4026700
(State or other juris- (Commission (I.R.S. Employer
diction of organization) File No.) Identification No.)

1585 Broadway, New York, New York 10036
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including area code (212) 761-2520

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

Exhibit A SATURNS 2001-5 (WorldCom)Trust Wind-Up Event, Swap
Terminations, and SATURNS 2001-5 (WorldCom) Termination
Notices.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS

Not Applicable.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

LASALLE BANK N.A., IN
ITS CAPACITY AS TRUSTEE
UNDER THE TRUST AGREEMENT ON
BEHALF OF MSDW Structured Asset
Corp., Registrant

By: /s/ Russell Goldenberg
Russell Goldenberg,
Group Senior Vice President

Date: August 1, 2002

July 25, 2002

Holders of Units of
SATURNS Trust No. 2001-5
Moody's Investors Service
99 Church St.
New York, NY 10007
Standard & Poor's
55 Water Street
New York, NY 10004-1064
Re: SATURNS 2001-5 (WorldCom) Trust Wind-Up Event
Ladies and Gentlemen:
Reference is hereby made to the Trust Agreement dated July 10, 2001 (the "Trust Agreement"), between MSDW Structured Asset Corp., as Depositor and LaSalle Bank National Association, as trustee (the "Trustee"). Capitalized terms used and not defined herein have the respective meanings given to them in the Trust Agreement. This notice is delivered pursuant to Section 9.03 of the Standard Terms.
On July 21, 2002, WorldCom, Inc. filed for bankruptcy, which constitutes a Security Default and Trust Wind-Up Event under the Trust Agreement. Holders should surrender their Units to the Trustee, or deliver security or indemnity acceptable to the Trustee, for their respective pro rata distributions of Trust Property, which will consist of the cash proceeds of the liquidation of the Securities and the termination of the Interest Rate Swap Agreement. The proceeds from termination of the Interest Rate Swap Agreement are expected to be $179,000.00.
Beneficial owners of the Units will receive distributions through the facilities of The Depository Trust Company ("DTC") and the intermediaries through which they hold their Units. DTC will present its Units to the Trustee in accordance with the procedures specified by DTC and the Trustee. Beneficial owners of Units should inquire with the intermediary holding their Units as to procedures for presentation and final payment and should provide instructions in writing with respect to the final distribution to their intermediary.
It is expected that the final distribution on the Units will be made within 30 days.
Sincerely,
LASALLE BANK NATIONAL ASSOCIATION, as Trustee for SATURNS Trust No. 2001-5
By /s/ Brian Ames
Brian Ames
Vice President

July 24, 2002

Pacific LifeCorp
700 Newport Center Drive
Newport Beach, CA 92660
Attention: Dale Patrick
Facsimile Number: (949) 720-1963
Telephone Number: (949) 219-3299
Morgan Stanley Capital Services Inc.
1585 Broadway
New York, New York 10036
Attention: Derivative Products Group - Documentation
Facsimile No.: 212-761-0580 Telephone No.: 212-761-2533
Moody's Investors Service
99 Church Street
New York, New York 10007
Standard & Poor's
55 Water Street
New York, NY 10004-1064

Re: SATURNS 2001-5 (WorldCom) Trust Wind-Up Event;
Swap Terminations
Ladies and Gentlemen:
Reference is hereby made to the Trust Agreement dated July 10, 2001 (the "Trust Agreement"), between MSDW Structured Asset Corp., as Depositor and LaSalle Bank National Association, as trustee (the "Trustee"). Reference is also made to the ISDA Master Agreement and related schedule thereto, each dated July 19, 2001, between Pacific LifeCorp and SATURNS Trust No. 2001-5 and the related Bond Option Transfer Transaction and Novation confirmation, dated July 11, 2001 and revised July 18, 2001, among Pacific LifeCorp, SATURNS Trust No. 2001-5 and Morgan Stanley & Co. International Limited (collectively, the "Call Option Swap Agreement"). Reference is also made to the ISDA Master Agreement, related schedule thereto and the Interest Rate Swap Transaction confirmation, each dated July 10, 2001, between Morgan Stanley Capital Services Inc. and SATURNS Trust No. 2001-5 (collectively, the "Interest Rate Swap Transaction"). Capitalized terms used and not defined herein have the respective meanings given to them in the Trust Agreement. This notice is delivered pursuant to Section 9.01 of the Standard Terms and pursuant to Part 1(f) of the Interest Rate Swap Agreement and Part 1(f) of the Call Option Swap Agreement.
A Trust Wind-Up Event has occurred with respect to SATURNS Trust No. 2001-5 due to the bankruptcy filing by WorldCom, Inc. on Sunday July 21, 2002. WorldCom's action also gives rise to an additional termination event under both the Interest Rate Swap Agreement and the Call Option Swap Agreement. SATURNS Trust No. 2001-5 hereby gives notice to you that it will sell the Securities.
By this notice, SATURNS Trust No. 2001-5 hereby gives notice to Pacific LifeCorp with respect to the Call Option Swap Agreement and Morgan Stanley Capital Services Inc. with respect to the Interest Rate Swap Agreement that it should designate an Early Termination Date. If the respective counterparty does not designate an Early Termination Date by the close of business on the third Business Day after receipt of this notice, SATURNS Trust No. 2001-5 will designate such Early Termination Date to be the fourth Business Day following receipt of this notice by the respective counterparty, which shall be July 29, 2002.
SATURNS Trust No. 2001-5 does not expect to receive proceeds of sale in excess of the strike price under the Call Option Swap Agreement and hereby gives notice to Pacific LifeCorp that no swap termination payment will be made to it in connection with the termination of the Call Option Swap Agreement. If no further action is taken by Pacific LifeCorp, the Call Option Swap Agreement shall terminate effective July 29, 2002, with no further action by SATURNS Trust No. 2001-5.
SATURNS Trust No. 2001-5 requests that Morgan Stanley Capital Services Inc. promptly forward information with respect to the termination value of the Interest Rate Swap Agreement and pay such amount to the Trustee in accordance with the payment instructions contained in the Interest Rate Swap Agreement. SATURNS Trust No. 2001-5 requests that this information be provided no later than July 25, 2002.
Sincerely,
LASALLE BANK NATIONAL ASSOCIATION, as Trustee for SATURNS Trust No. 2001-5
By /s/ Brian Ames
Brian Ames
Vice President

July 31, 2002

Pacific LifeCorp
700 Newport Center Drive
Newport Beach, CA 92660
Attention: Dale Patrick
Facsimile Number: (949) 720-1963
Telephone Number: (949) 219-3299

Morgan Stanley
Morgan Stanley & Co. Incorporated
MSDW Structured Asset Corp.
Morgan Stanley Capital Services Inc.
1585 Broadway
New York, New York 10036

Moody's Investors Service
99 Church Street
New York, New York 10007

Standard & Poor's
55 Water Street
New York, NY 10004-1064

Re: SATURNS 2001-5 (WorldCom) Termination
Reference is hereby made to the Trust Agreement dated July 10, 2001 (the "Trust Agreement"), between MSDW Structured Asset Corp., as Depositor and LaSalle Bank National Association, as Trustee. Capitalized terms used and not defined herein have the respective meanings given to them in the Trust Agreement. This notice is delivered pursuant to Section 11.01 of the Standard Terms.
On August 7, 2002, SATURNS Trust No. 2001-5 will make its final distribution of $3.114116 per Unit. This amount represents all amounts held in all of the Accounts or otherwise available for distribution and required to be paid to the Holders pursuant to the Trust Agreement. Upon such distribution, the trust will be terminated. No further notice will be provided.
Sincerely,
LASALLE BANK NATIONAL ASSOCIATION, as Trustee for SATURNS Trust No. 2001-5
By /s/ Brian Ames
Brian Ames
Vice President